UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 1, 2013

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Director

On March 21, 2012, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SGT Merger Corporation, a Nevada corporation and our wholly-owned subsidiary, SG Technologies Corp, a Nevada corporation (“SGT”), Sterling C. Scott, and W-Net Fund I, L.P., a Delaware limited partnership (the “Investor Representative”). The closing (the “Closing”) of the transactions contemplated by the Merger Agreement occurred on April 5, 2012. In connection with the Closing, on April 5, 2012, we entered into a voting agreement with SGT’s former stockholders, the Investor Representative and Europa International Inc., a Delaware corporation, pursuant to which, among other things, such stockholders agreed to vote the shares of our capital stock held by such stockholders to elect to our Board of Directors (the “Board”) two persons designated by the Investor Representative (the “Investor Directors”), which persons were initially Craig Ellins, with one seat remaining vacant. On April 1, 2013, the Investor Representative designated, and the Board elected, Eric D. Shevin to the Board as the second Investor Director.

Eric D. Shevin, Esq. (age 48) is a nationally recognized attorney, author and teacher specializing in matters related to marijuana including corporate, civil and criminal engagements across the United States. Mr. Shevin’s practice is based in Los Angeles, California where he is an instructor for the Los Angeles County Judiciary, teaching a course on medical marijuana laws. Mr. Shevin also provides instruction at the annual NACDL Advanced Criminal Law Seminar in Aspen, Colorado. He obtained his Juris Doctor from the University of San Diego in 1992 followed by a judicial clerkship with the Honorable Judge Bernard Revak of the San Diego Superior Court. Mr. Shevin obtained a Bachelors of Science degree from San Diego State University in 1989. Mr. Shevin has been recognized as a Southern California Super Lawyer for 2004, 2005, 2009 and 2012 and is a lifetime member of the Legal Committee for the National Organization for the Reform of Marijuana Laws.

Mr. Shevin does not have any family relationships with any of our other directors or executive officers. Mr. Shevin does not have a direct or indirect material interest in any transaction with our Company involving an amount exceeding $120,000, and no such transaction is currently proposed.

In our Current Report on Form 8-K dated March 22, 2012, we reported the execution of the Merger Agreement and included a copy of the Merger Agreement therein as Exhibit 2.1. In our Current Report on Form 8-K dated April 9, 2012, we reported the execution of the Voting Agreement and included a copy of the Voting Agreement therein as Exhibit 10.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: April 5, 2013

By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer